EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2020, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 16, 2021

/s/ Joel F. Gemunder
Joel F. Gemunder

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2020, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 22, 2021

/s/ Patrick P. Grace
Patrick P. Grace

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2020, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 15, 2021

/s/ Thomas C. Hutton
Thomas C. Hutton

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2020, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 18, 2021

/s/ Thomas P. Rice
Thomas P. Rice

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2020, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 15, 2021

/s/ Donald E. Saunders
Donald E. Saunders

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2020, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 17, 2021

/s/ George J. Walsh III
George J. Walsh III

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2020, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 15, 2021

/s/ Christopher J. Heaney
Christopher J. Heaney

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2020, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 15, 2021

/s/ Ron DeLyons
Ron DeLyons

POWER OF ATTORNEY

The undersigned director of CHEMED CORPORATION ("Company") hereby appoints KEVIN J. MCNAMARA and BRIAN C. JUDKINS as his true and lawful attorneys‑in‑fact for the purpose of signing the Company's Annual Report on Form 10‑K for the year ended December 31, 2020, and all amendments thereto, to be filed with the Securities and Exchange Commission.  Each of such attorneys‑in‑fact is appointed with full power to act without the other.

Dated: February 16, 2021

/s/ Andrea R. Lindell
Andrea R. Lindell